2
EXHIBIT 10.1

NEITHER  THIS  NOTE  NOR THE UNDERLYING SHARES HAVE BEEN  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS NOTE OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, (B) THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                       SECURED CONVERTIBLE PROMISSORY NOTE

$___________                                      Reno, Nevada

                                  January __, 2002         $_____________500,000
                                                     _______, , CaliforniaNevada
                                                                    May __, 2001
               FOR VALUE RECEIVED, CHAPEAU, INC., a Utah corporation doing business as BLUEPOINT ENERGY PRODUCTS, INC. , having its chief executive office and principal place of business located at 9661 Commanche Moon Drive,10 East Gregg Street, Reno, Nevada (the "Company"), promises to pay to ____________________, (the "Holder"), or order, at said office or at such other place as may be designated from time to time in writing by Holder, the principal sum of ____________and no/100 Dollars ($___,000), in lawful money of the United States of America, with interest thereon from and including the date of this Note to the date this Note is paid in full, calculated and payable as set forth herein. The entire Principal Balance of this Note (as defined below) shall be due and payable on the Maturity Date (as defined below).

1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.
     The following terms as used in this Note shall have the following meanings:
     (a)  "Additional Stock" is defined in Section 8(f)(iv) hereof.
     (b) "Basic Rate" means a per annum fixed interest rate of ____ percent (__%).ten percent (10.00%).
     (c)  "Common Stock" is defined in Section 8(a) hereof.
     (d)  "Conversion Price" is defined in Section 8(a) hereof.
     (e) "Default Rate" means an interest rate per annum equal to the Basic Rate plus three percent (3%).
     (f) "Loan" means the loan made by Holder to the Company that is evidenced by this Note and any other loan made by Holder to the Company.
     (g) "Loan Documents" means this Note, the Security Documents and any other promissory note evidencing a Loan.
     (h)  "Maturity  Date"  means one hundred eighty (180) days  from  the  date hereof.
     (i) "Obligations" means all principal, interest and other sums, obligations and liabilities of any nature whatsoever which may or shall become due to Holder in accordance with the provisions of this Note, the Security Documents or the other Loan Documents.
     (j) "Principal Balance" means the outstanding principal balance of this Note from time to time.
2. Interest. Subject to the provisions of this Note hereinafter set forth, the entire Principal Balance shall bear interest at the Basic Rate, calculated for the actual number of days elapsed, on the basis of a 360-day year. Interest shall accrue and become payable to the Holder by the Company in six equal installments spaced at 30-day intervals, the first of  which  shall come due 30 days from the date of this Note's execution,
    and  the  last  of  which  shall become due at the  maturity  date.   All
    interest  on  the Principal Balance of this Note shall otherwise  be  due
    and  payable  in  accordance  with Section  3  hereof.   If  any  payment
    hereunder would otherwise be due on a day that is not a Business Day, it shall instead be due on the next succeeding Business Day, and such extension of time shall be taken into account in all calculations of interest due hereunder. If the Company does not pay any amount due hereunder within a ten-day period after the original date due, such a failure to pay shall constitute an "Event of Default." All outstanding principal and interest shall be due and payable on the Maturity Date.
3.   Accounting.
     (a) Any amount not paid when due hereunder shall bear interest, from the date due until paid, at the Default Rate.
     (b) Holder shall maintain a loan account on its books in which shall be recorded (i) the Principal Balance from time to time, and (ii) all disbursements and repayments of principal and payments of accrued interest under the Loan.
4.   Prepayments.
     (a) Except as provided in paragraph (b) of this Section 4, the Principal Balance of this Note may be prepaid in whole or in part without the prior written consent of the Holder.
     (b)  The Company shall prepay the Principal Balance of this Note in whole:
          (i) On the closing date of any public offering of the Company's securities registered under the Securities Act that raises gross proceeds to the Company of not less than $10,000,000;
          (ii) Upon the occurrence of a Change of Control, merger, consolidation or similar combination of the Company or any of the Company's Subsidiaries, or sale or license of all or substantially all of the Company's or any of the Company's Subsidiaries assets.
     Any  prepayment pursuant to this section shall be at a price equal  to  the sum of (x) the Principal Balance and (y) accrued interest, if any, to the date of prepayment. Notwithstanding the foregoing, the Holder may elect to convert the Note as set forth in Section 8(b) hereof in lieu of prepayment.
5. No Deductions from Payments of Principal and Interest. All payments of principal and interest under this Note shall be made without deduction from or in respect of any present or future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by the Company (other than taxation of the overall net income of Holder).
6. Acceleration. Upon an Event of Default or upon the occurrence of any other event of default under any other Loan Document, the entire Obligation, including the Principal Balance and all other sums paid or advanced by Holder to or on behalf of the Company pursuant to the terms of this Note, the Security Agreement or any of the other Loan Documents, together with all unpaid interest thereon and all other applicable charges and fees, shall at the option of Holder (or, in the case of a Bankruptcy Event, automatically) become immediately due and payable without further notice or demand, and Holder may forthwith exercise the remedies available to Holder at law or in equity, as well as those remedies set forth in this Note, the Security Agreement and the other Loan Documents, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof. Upon any such acceleration, the entire Principal Balance, and all other amounts owed to Holder hereunder or under any of the other Loan Documents, shall bear interest until paid at the Default Rate. All of the terms, covenants and provisions contained in the Security Agreement and the other Loan Documents that are to be kept and performed by the Company are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. The rights, remedies and powers of Holder under this Note are cumulative and concurrent and not exclusive of any rights or remedies that Holder would otherwise have, and may be pursued successively or together against the Company, or any security given at any time for the Obligations, in Holder's sole and absolute discretion.
7.   Default  Rate.   Upon  any  acceleration of  the  Obligations,  or  if  the
     Obligations or any portion thereof are not paid in full when due, the Company shall thereafter pay interest on the Principal Balance, at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year and subject to the provisions of Section 11 hereof), equal to the lesser of (a) the Default Rate, and (b) the maximum rate permitted under applicable law, from and including the date of such acceleration or the due date, as the case may be, until the Obligations or such portion thereof are paid in full.
8.   Conversion.
     (a) (a) General. Beginning on the date hereof, Holder has the right, at Holder's option, at any time, to convert any or all of the Principal Balance and any accrued but unpaid interest,(but not any amount that represents Default Interest) in accordance with the provisions of this
          Section 8, into fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock"). Notwithstanding the foregoing, all amounts converted shall be in denominations of $1,000 or integral multiples thereof. The number of shares of Common Stock into which this Note may be converted shall be determined by dividing the aggregate amount to be converted by the Conversion Price (as defined below) in effect at the time of such conversion. The "Conversion Price" shall be equal to $0.25 (twenty-five cents) per share, subject to adjustment as provided herein.
     (b) "Success Fee." Beginning on the date hereof, and terminating at 5:00 p.m. Pacific Time on the Maturity Date, Holder has the right, at Holder's option, at any time, to receive fully paid and nonassessable shares of Common Stock of the Company. The number of shares of Common Stock to which Holder shall be entitled shall be equal to the result of the following formula, if that result is greater than or equal to 33,000:
          (i) Divide the Principal Balance (in U.S. Dollars) of this Note by 100,000.
          (ii) Take the quotient from  (8)(b)(i) and multiply it by 33,000.
               By way of example, if the Principal Balance at is $300,000.00, Holder may elect to receive 99,000 shares (($300,000/100,000) x 33,000 = 99,000).

     (bc) Subsequent Events. The Holder has the right, at Holder's option, to convert any or all of the Principal Balance and any accrued but unpaid interest,(but not any amount that represents Default Interest), in accordance with the provisions of this Section 8, into fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock") in the event that (i) the Company closes any public offering of the Company's securities registered under the Securities Act of 1933, as amended, that raises gross proceeds to the Company of not less than $10,000,000, or (ii) the occurrence of the Change of Control, merger, consolidation or similar combination of the Company or any of the Company's Subsidiaries, or sale or license of all or substantially all of the Company's or any of the Company's Subsidiaries' assets. The Company shall provide to the Holder prior written notice of such transactions no later than 20 days prior to the consummation of such transaction.
     (d) (c) Conversion Procedure. Before Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice by registered or certified mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same, and shall state therein the amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, within threeten (10) Business Days thereafter, issue and deliver or cause to be delivered to the Holder a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled upon conversion, together with a replacement Note (if any Principal Balance remains outstanding after conversion) and any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as described in Section 8 (d). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall, as of such date, be treated for all purposes as the record holder or holders of such shares of Common Stock and shall have the rights and privileges with respect to such shares set forth in the Transaction Documents, including Sections
          7.1 (j), (m) and (n) of the Purchase Agreement
     .
          (e) F (d) Fractional Shares; Default Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Holder shall not have the right to convert any amount owed by Company that represents Default Interest.
     (f) (e) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, without limitation of such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
     (g)       (f)  Conversion Price Adjustments.
          (i)  Adjustments for Dividends, Splits, Subdivisions, Combinations, or
               Consolidation  of  Common Stock.  In the  event  the  outstanding shares  of  Common  Stock shall be increased  by  stock  dividend payable  in  Common  Stock, stock split,  subdivision,  or  other similar  transaction, the Conversion Price then in effect  shall, concurrently  with the effectiveness of such event, be  decreased in  proportion  to  the percentage increase  in  the  outstanding number  of  shares of Common Stock.  In the event the outstanding shares of Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction  into  a lesser  number  of  shares of Common Stock, the Conversion  Price then in effect shall, concurrently with the effectiveness of such event,  be increased in proportion to the percentage decrease  in the outstanding number of shares of Common Stock.
          (ii)           (ii) Adjustments for Other Distributions.  In the event
               the  Company at any time or from time to time makes, or  fixes  a record  date  for  the determination of holders of  Common  Stock entitled  to  receive, any distribution payable in securities  of the  Company other than shares of Common Stock and other than  as otherwise adjusted in this Section 8, then and in each such event provision  shall  be made so that the Holder shall  receive  upon conversion of this Note, in addition to the number of  shares  of
               Common  Stock  receivable thereupon, the amount of securities  of the  Company  which  it would have received had  this  Note  been converted into Common Stock on the date of such event and had the
               Holder thereafter, during the period from the date of such  event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to  all other  adjustments  called  for during  such  period  under  this
               Section 8.
          (iii)      (iii)      Adjustments for Reclassification,  Exchange  and
               Substitution.  If the Common Stock shall be changed into the same or  a different number of shares of any other class or classes of stock,  whether  by capital reorganization, reclassification,  or otherwise  (other  than  a subdivision or combination  of  shares provided  for above), the Conversion Price then in effect  shall, concurrently  with  the effectiveness of such  reorganization  or reclassification, be proportionately adjusted such that this Note shall  be  convertible into, in lieu of the number of  shares  of
               Common  Stock which the Holder would otherwise have been entitled to  receive, a number of shares of such other class or classes of stock  equivalent  to the number of shares of Common  Stock  that would  have been subject to receipt by the Holder upon conversion of this Note immediately before that change.
               (iv) Adjustments on Issuance of Additional Stock.  If the Company
               shall   issue  "Additional  Stock"  (as  defined  below)  for   a
               consideration per share less than the Conversion Price in  effect on the date and immediately prior to such issue, then and in such event,  the Conversion Price shall be reduced, concurrently  with such  issue,  to the price per share of the Additional  Stock  so issued  (determined on an as converted into Common Stock  basis).
               For purposes of this paragraph (iv) "Additional Stock" shall mean all  Common  Stock issued by the Company after  the  date  hereof other  than  Common  Stock  issued  to  the  Company's  officers, directors, employees, consultants, and advisors pursuant  to  any
               Employee Stock Purchase plan[specify stock option plan] qualified or  non-qualified stock option plan as designated and approved by the  Company's  Board of Directors at prices or  exercise  prices determined  by  the Board of Directors to be not less  than  fair market  value  on the date of sale or of grant, in  an  aggregate amount  not  to exceed 10,000,000 shares (appropriately  adjusted
               for       combinations,       consolidations,       subdivisions,
               recapitalizations,  stock splits or other  similar  transactions, and inclusive of shares of Common Stock issuable upon exercise of options currently issued and outstanding).
          For the purpose of making any adjustment in the Conversion Price as provided above, the consideration received by the Company for any issue or sale of Common Stock will be computed:
          (v)  To the extent it consists of cash, as the amount of cash received by  the Company before deduction of any offering expenses payable by  the  Company  and  any underwriting or  similar  commissions, compensation,  or concessions paid or allowed by the  Company  in connection with such issue or sale;
          (vi) To  the  extent it consists of property other than cash,  at  the fair market value of that property as determined in good faith by the Company's Board of Directors; and
          (vii)      If Common Stock is issued or sold together with other stock or  securities or other assets of the Company for a consideration which  covers  both,  as  the portion  of  the  consideration  so received that may be reasonably determined in good faith  by  the
               Board of Directors to be allocable to such Common Stock.
          (viii)    If the Company (1) grants any rights or options to subscribe for,  purchase, or otherwise acquire shares of Common  Stock,  or
               (2)  issues  or  sells any security convertible  into  shares  of
               Common  Stock, then, in each case, the price per share of  Common
               Stock  issuable on the exercise of the rights or options  or  the conversion  of the securities will be determined by dividing  the total  amount, if any, received or receivable by the  Company  as consideration  for the granting of the rights or options  or  the issue  or  sale of the convertible securities, plus  the  minimum aggregate  amount  of  additional consideration  payable  to  the
               Company  on  exercise  or conversion of the  securities,  by  the maximum number of shares of Common Stock issuable on the exercise of conversion.  Such granting or issue or sale will be considered to  be  an issue or sale for cash of the maximum number of shares of  Common Stock issuable on exercise or conversion at the  price per  share  determined under this subsection, and the  Conversion
               Price will be adjusted as above provided to reflect (on the basis of  that determination) the issue or sale.  No further adjustment of  the  Conversion Price will be made as a result of the  actual issuance  of shares of Common Stock on the exercise of  any  such rights  or  options  or  the conversion of any  such  convertible securities.
          (ix) Upon  the redemption or repurchase of any such securities or  the expiration or termination of the right to convert into,  exchange for,  or  exercise with respect to, Common Stock, the  Conversion
               Price  will  be  readjusted  to such price  as  would  have  been obtained  had the adjustment made upon their issuance  been  made upon  the  basis  of  the issuance of only  the  number  of  such securities  as  were actually converted into, exchanged  for,  or exercised  with respect to, Common Stock.  If the purchase  price or  conversion or exchange rate provided for in any such security changes  at  any time, then, upon such change becoming effective, the  Conversion Price then in effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis  of
               (1)  the  issuance of only the number of shares of  Common  Stock theretofore  actually delivered upon the conversion, exchange  or exercise of such securities, and the total consideration received therefor, and (2) the granting or issuance, at the time  of  such change,  of  any such securities then still outstanding  for  the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.
     (h) No Impairment. Except as provided in Section 8, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.
     (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request of the Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the entire Principal Balance of this Note and unpaid interest thereon.
9. Waivers. The Company hereby waives presentment and demand for payment, notice of dishonor, notice of nonpayment, protest of any dishonor, and notice of protest and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company and all endorsers or other parties to this Note hereby jointly and severally waive and renounce, for themselves and for their respective heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption or homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America or of any state or territory or possession thereof, both as to themselves and in and to all of their property, real and personal, against the enforcement and collection of the obligations evidenced by this Note, any renewal thereof, or any indebtedness represented hereby.
10. Costs. The Company agrees to pay, immediately upon demand, all costs and expenses of Holder, including, but not limited to, attorneys' and expert witnesses' and other consultants' fees and expenses, (a) if, after the occurrence of an Event of Default, this Note be placed in the hands of any attorney or attorneys for collection, (b) if Holder finds it necessary or desirable upon the occurrence of an Event of Default to secure the services or advice of one or more attorneys with regard to collection of this Note against the Company, any guarantor or any other party liable therefor or for the protection of its rights under this Note, under the Security Agreement, or under any other Loan Document, and (c) as provided in the Security Documents; including, in each of the foregoing cases, all costs of enforcing or appealing from any judgment. All such amounts, until paid, shall bear interest at the Default Rate and shall be secured by the liens of Holder securing the Company's other obligations under the Loan Documents. The provisions of this Section 10 shall not limit the application of any other provision of this Note or of any other Loan Document that provides for the payment or reimbursement of any amount incurred by the Company, or for any indemnity in respect thereof, in connection with this Note or the transactions contemplated by the Loan Documents.
11. Usury Savings Clause. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest at a rate that could subject Holder to either civil or criminal liability as a result of being in excess of the maximum rate that the Company is permitted by law to agree to pay. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to reduce (and shall be deemed to have been payments in reduction of) the Principal Balance or, if such excess exceeds the Principal Balance, such excess shall be refunded to the Company.
12. Collateral. This Note is secured by and entitled to the benefits of the Security Agreement between the parties of the same date, and may be secured by other liens created by one or more of the other Loan Documents.
13. Governing Law. The terms of this Note shall be governed by and construed under the laws of the State of Nevada, without reference to such State's principles of conflicts of law.
14. Written Modification Only. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Holder and the Company. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Holder and, if so given by Holder, shall only be effective in the specific instance in which given.
15. Offsets and Defenses; Entire Agreement. The Company acknowledges that this Note and the Company's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever that might otherwise constitute a defense to this Note and the obligations of the Company under this Note or the obligations of any other Person relating to this Note or the obligations of the Company hereunder or otherwise with respect to the Loan. All payments hereunder shall be made free of, and without deduction for, any setoff, counterclaim or other defense to payment whatsoever. The Purchase Agreement, this Note, the Security Instruments and the other Loan Documents set forth the entire agreement and understanding of Holder and the Company with respect to the Loan, and the Company absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set off, counterclaim or cross-claim of any nature whatsoever with respect to this Note or the obligations of the Company under this Note or the obligations of any other Person relating to this Note or the obligations of the Company hereunder or otherwise with respect to the Loan in any action or proceeding brought by Holder to collect the Obligations, or any portion thereof, or to enforce, foreclose or realize upon the liens created by the Security Documents and the other Loan Documents.
16. Delay Not Waiver. Neither any delay on the part of Holder in exercising any right or remedy under this Note, the Security Agreement or the other Loan Documents, nor any failure to exercise any such right or remedy, shall operate as a waiver in whole or in part of any such right or remedy or be construed as an election of remedies. Without limiting the generality of the foregoing provisions, the acceptance by Holder from time to time of any payment under this Note that is past due or that is less than the payment in full of all amounts due and payable at the time of such payment, shall not (a) constitute a waiver of or impair or extinguish the right of the Holder to accelerate the maturity of this Note or to exercise any other right or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, (b) constitute a waiver of the requirement of punctual payment and performance, or (c) constitute a novation in any respect. No notice to or demand on the Company shall be deemed to be a waiver of the obligation of the Company or of the right of Holder to take further action without further notice or demand as provided in this Note, the Security Documents and the other Loan Documents.
17.  Jurisdiction.
     (a) CONSENT TO JURISDICTION. THE COMPANY AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY AND UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS NOTE MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN THE COUNTY OF PLACER, CALIFORNIA; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (C) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT AMONG OR PROCEEDING IN ANY SUCH COURT.
     (b) SERVICE OF PROCESS. THE COMPANY AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY'S ADDRESS AS SET FORTH IN THE PURCHASE AGREEMENT, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER NEVADA LAW.
18. WAIVER OF JURY TRIAL. THE COMPANY AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
19.  Sale;  Assignment.   The Company acknowledges that Holder  shall  have  the
     right in its sole and absolute discretion to sell, transfer or assign all or any portion of this Note; provided, however, that the Holder may not sell, transfer or assign less than $10,000 in Principal Balance hereof.
20. Successors and Assigns. Whenever used, the singular number shall include the plural, the plural shall include the singular and the words "Holder" and the "Company" include their respective successors and assigns;
     provided, however, that the Company shall in no event or under any circumstance have the right without obtaining the prior written consent of Holder to assign or transfer its obligations under this Note, the Security Agreement or the other Loan Documents, in whole or in part.
21. Application of Payments. Each payment on this Note or otherwise collected by Holder by virtue of the Security Agreement or any other Loan Document is to be applied when received, first, to outstanding costs of collection, if any, then as provided in Section 3 hereof. Application of such payments as aforesaid shall not preclude the Holder from exercising its option to cause the Obligations to become immediately due and payable by reason of the occurrence of any Event of Default.
22. Headings. The headings of the articles, sections and subdivisions of this Note are for convenience of reference only, are not to be considered a part hereof and shall not modify, limit or otherwise affect any of the terms hereof.

     IN WITNESS WHEREOF, the Company has duly executed this Note the day and year first above written.

                              COMPANY:

                              CHAPEAU, INC.
                              a  Utah corporation dba:
                              BLUEPOINT ENERGY PRODUCTS, INC.

                              By:   ________________________

                              Name: Guy A. Archbold

                              Title:   CEO